Upright Growth Fund

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08723

Upright Investments Trust

(Exact name of registrant as specified in charter)

349 Ridgedale Avenue

East Hanover, NJ  07936

(Address of principal executive offices)

(Zip code)

David Y.S. Chiueh

349 Ridgedale Avenue

East Hanover, NJ  07936

 (Name and address of agent for service)

Registrant's telephone number, including area code: 973-533-1818

Date of fiscal year end: September 30

Date of reporting period: March 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Upright Growth Fund

Upright Growth Fund

_____________________________________________________________________________________________

SEMI-ANNUAL REPORT

_____________________________________________________________________________

Upright Growth Fund

____________________________________________________________________________________________

March 31, 2016

Upright Growth Fund

____________________________________________________________________________________________

TABLE OF CONTENTS

Shareholders Letter…………………………………………………………………………………………3

Schedule of Investments ……………………………………………………………….…………………..6

Statement of Assets and Liabilities…………………………………………………………………………9

Statement of Operations…………………………………………………………………….………………10

Statements of Changes in Net Assets………………………………………………………….……………11

Notes to Financial Statements………………………………………………………………………………12

Financial Highlights………………………………………………………………………………………...15

Fund Expense………………………………………………………………………………………………..16

Security Holdings By Industry Sector……………………………………………………………………….17

Trustees and Officers………………………………………………………………………………………...18

Upright Growth Fund

June 9, 2016

Dear Valued Shareholder:

We would like to present the Semi-Annual Report of Upright Growth Fund from October 1, 2015 to March 31, 2016.  The Fund gained 14.69% while the S&P 500 Index increased 8.61% for the same period.  Returns for one year period is 9.74% vs 1.78% for S&P 500.

For the intermediate term, comparing the Fund with S&P 500, the five-year return of the two is 14.01% vs 11.58%.  For long term investment, the Fund also yielded higher returns than S&P500.

In addition to the better performances in the short to intermediate terms for Upright Growth Fund, I am also excited to share with you a piece a good news that Upright Growth Fund was cited by the New York Times as the top-performing large-cap growth fund year-to-date in an article entitled Warren Buffett Stake Suggests Apple Is All Grown Up.  The article was published on May 19, 2016, and below is an excerpt I will share with you.

Market Review

On the stock market front, I will keep the same view as I did six months ago.

I said and continue to reiterate that the US stock market is not a bargain right now. In general, US stock prices may continue to climb; however, it will not be non-stop growing that creates a straight line graph. Any market correction or pull back during the period will be a healthy sign.  Also as I mentioned before, the majority of good bull rallies require a healthy dose of fear or cooling down.

Stock valuations do ultimately matter. Currently, stocks in general are still fair-priced when considering the factors of the historically low interest rate environment. Market average dividend yields around 2% as opposed to a 10 year treasury bond yield around 2.3%. Although they are very close, the stock market also provides attractive capital appreciation return to investors.

If the market price keeps ascending and hits new highs, it will gradually become overvalued. At first, it will only be a little overvalued, but if the market price keeps growing, the gap will widen and the overall valuation will increase as well.

Portfolio discussion

The news of Warren E. Buffett, chief executive of Berkshire Hathaway, taking a $1 billion stake in Apple in May of 2016, prompted the New York Times columnist to write the title in bold letters Warren Buffett Stake Suggests Apple Is All Grown Up.  Following is an excerpt with some of my quotes.

“But Apple still has defenders among growth investors.

Upright Growth Fund

At the end of the year, Apple was the second-largest holding in the Upright Growth Fund, the top-performing large-cap growth fund so far this year, according to Morningstar.

“Apple’s best and fastest growing days may be behind us,” David Chiueh, Upright Growth’s president and fund manager, told me. “But even growth-oriented funds like ours don’t just contain high-growth stocks with 35-50 percent growth rates in our portfolio.”

He said such rapid growth was not sustainable, and added that he was happy with companies that showed “solid 8 percent to 12 percent earnings growth,” a category in which he included Apple. ”Give them some time and they will show outstanding performance,” he said.

Mr. Chiueh said he was also encouraged that Apple had stepped up its spending on research and development, suggesting that new products with strong growth prospects might still be in the offing.”

Conclusion

Do not let short-term uncertainty derail long-term investment goal.

When the stock market reaches its new high, some investors may question whether the market is overheated. Periods of uncertainty can present challenges; correction is also inevitable for the market that is continuously reaching its new high. We deem it healthy and necessary, while at the same time we pay a lot of attention to market and stock valuation.  Once the stocks rise without fundamental support, we will raise cash and wait for the next opportunity.

We appreciate your trust and business in the past and look forward to duplicating the past five years’ outstanding performance again in the upcoming future.

Sincerely,

David Y. S. Chiueh,

Portfolio Manager

Upright Growth Fund

This chart reflects a ten-year comparison in the change in value of a hypothetical $10,000 investment in the Fund, including reinvested dividends and distributions, compared with a broad-based securities market index.   Returns shown assume reinvestment of all dividends.  Performance reflects expense reimbursements and fee waivers in effect and do not reflect the sales charges.  Absent expense reimbursement and fee waivers, total returns would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

S&P 500 Stock Index - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

Average Annual Returns

For the Periods ended March 31, 2016

	1 -Year	3 - Year	5 - Year	10 Year
Upright Growth Fund	9.74%	19.31%	14.01%	3.28%
S&P 500 Index	1.78%	11.82%	11.58%	7.01%
* Inception January 21, 1999

Upright Growth Fund

Schedule of Investments
March 31, 2016

Description	Number of Shares	Market Value
-------------------------	------------	-------------
Equities

Alt-Energy Ser
Plug Power Inc 1.872%	90000	184500

Auto/Truck
Johnson Controls Inc 0.988%	2500	97425

Bank Industry
Bank Of America Corp 1.234%	9000	121680

Basic Material
BHP Billiton Ltd ADR 0.210%	800	20720
Steelcase Inc 0.832%	5500	82060
		------------
		102780

Chemical Diversified
Dow Chemical Company 0.516%	1000	50860

Chemicals Specialty
Mosaic Company 0.055%	200	5400

Consumer
Whirlpool Corp 0.183%	100	18034

Diversify Company
Manitowoc Company Inc 0.088%	2000	8660

Electronic
Silcon Motion Tech 12.204%	31000	1203110

Electronic Equipment
Apple Computer Inc 18.574%	16800	1831032
Corning Inc 0.148%	700	14623
		-------------
		1845655

Food
Manitowoc Food Service, Inc 0.299%	2000	29480
Starbucks Corp 0.121%	200	11940
Whole Foods Market, Inc 0.221%	700	21777
		-------------
		63197

Generic Drug
Teva Pharm Inds Ltd ADR 1.086%	2000	107020

Internet Services
Google Inc 0.756%	100	74495

Inurance
Genworth Financial Inc 0.568%	20500	55965
Metlife Inc 1.114%	2500	109850
		--------------
		165815

Machinery
Caterpillar,Inc 0.078%	100	7654

Medical Supplies
Abbott Laboratories 0.636%	1500	62745
Lannet Inc 0.855%	4700	84271
		-------------
		147016

Oil
Chevron Corporation 0.290%	300	28620
Noble Corp PLC 0.735%	7000	72450
Transocean Offshore Inc 0.139%	1500	13710
		-------------
		114780

Pharmaceutical
Abbvie Inc 0.290%	500	28560
Allergan PLC 0.544%	200	53606
Pfizer Incorporated 0.150%	500	14820
		-------------
		96986

Precious Metals
Proshares Ultra Gold 0.403%	1000	39690

IC Design
Himax Technologies ADR 25.084%	220000	2472800

Semi-IntCircuits
Taiwan Semiconductor ADR 6.777%	25500	668100
		------------------
		7595657

Cash and Money Funds
CASH 25.686%		2,625,459
		------------------
		10,221,116
Total Net Assets- 100%

Statement of Assets and Liabilities
March 31, 2016 (Unaudited)

ASSETS:
Investments, at market value (identified cost $6,369,156) Securities sales receivable	$10,257,727 8,217

Total Assets	10,265,944

LIABILITIES:
Investment advisory fees accrued Administrative fees	12,465 3,738
Custodian fees	975
Auditing fees	3,329
Trustee fees	825
Registration fees	1,966
Insurance fees Miscellaneous Security purchases payable	890 1,642 18,998

Total Liabilities	44,828

NET ASSETS	$10,221,116

NET ASSETS CONSIST OF:

Paid-in capital	8,035,684
Accumulated undistributed:
Net investment (loss)	(905,013)
Net realized gain	(798,126)
Net unrealized appreciation	3,888,571

Net Assets (based on 767,246 shares outstanding)	$10,221,116

Net Asset Value, redemption price per share	$13.32

See accompanying notes to financial statements.

Upright Growth Fund

Statement of Operations
March 31, 2016 (Unaudited)

INVESTMENT INCOME:
Dividend income	$44,511
Interest income	2,482

Total investment income	46,992

EXPENSES:
Investment advisory fees	66,832
Administrative fees	20,048
Custodian fees	95
Auditors and legal fees Trustee fees Blue Sky fees	2,670 300 1,242
Insurance fees	807
Miscellaneous	5,672

Total expenses	97,666

NET INVESTMENT(LOSS)	(50,674)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investment securities	307,008
Change in unrealized appreciation on investments- net	1,063,872

Total realized and unrealized appreciation on investments- net	1,370,880

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,320,206

See accompanying notes to financial statements.

Upright Growth Fund

Statement of Changes in Net Assets

	Unaudited Six Months Ended March 31	Year Ended Sep 30
	2016	2015
OPERATIONS
Net investment loss	$(50,674)	$(16,932)
Net realized gain (loss) on investment transactions	307,008	253,182
Net change in unrealized appreciation (depreciation) on investments	1,063,872	(906,498)

Net increase (decrease) in net assets from operations	$1,320,206	$(670,248)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	$872,662	$2,261,983
Payments for shares redeemed	(241,052)	(4,571,627)
Distributions to shareholders	(454,934)	(924,679)

Net increase (decrease) in net assets from capital share transactions	176,676	(3,234,323)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$1,496,882	$(3,904,571)

NET ASSETS:
Beginning of period	$8,724,234	$12,628,805

End of period	$10,221,116	$8,724,234

CHANGES IN SHARES OUTSTANDING
Shares sold	70,651	104,385
Shares reinvested	37,598	76,864
Shares redeemed	(19,919)	(341,151)

Net increase (decrease) in shares outstanding	88,330	(159,902)

Note- the Fund has no undistributed net investment income, undistributed capital gains (losses), or accumulated distributions in excess of net investment income for each of the periods presented.

See accompanying notes to financial statements.

Upright Growth Fund

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

 1. ORGANIZATION

The Upright Investments Trust (the “Trust”) was organized as a business trust under the laws of the State of Delaware under a Certificate of Formation dated March 4, 1998, and is registered as an open end, diversified management Investment Company under the Investment Company Act of 1940.  The Certificate of Formation provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares.  The Trust presently consists of one diversified investment portfolio, Upright Growth Fund (the “Fund”).  The principal investment objective of the Fund is to provide long-term growth of capital, with income as a secondary objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

In June 2009, the Financial Accounting Standards Board (“FASB”) codified its standards and accounting principles for financial statements issued after September 15, 2009.  The accompanying financial statements make reference to GAAP issued by the FASB as Accounting Standards CodificationTM (“ASC”).

a)

Fair Value Measurements

ASC 820-10 establishes a three-tier framework for measuring fair value based upon a hierarchy of inputs.  The three levels of inputs are:

Level 1 – Unadjusted quoted prices active in markets for identical investments.

Level 2 – Other significant observable inputs (including quoted prices for identical investments on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default risk and similar data.)

Level 3 – Significant unobservable inputs, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, and would be based upon the best available information.

The following table summarizes the inputs used to value the Fund’s investments as of March 31, 2016.

Level 1

         $10,257,727

Level 2

            -

Level 3

                          -

Total

         $10,257,727

b)

Investment Valuation

All of the Fund’s investments consist of listed equity securities or money market funds.  The listed equity securities are traded on a national securities exchange (or reported on the NASDAQ national market) and are valued at the last quoted sales price on the day the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded.  Equity securities which are listed on an exchange but which are not traded on the valuation date are valued at the current bid prices.

Money market funds are valued at their closing net asset value on the day the valuation is made.

c)

Federal Income Taxes - The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Tax basis components of distributable earnings - There is no undistributed ordinary income.

As of March 31, 2016, the gross unrealized appreciation for all securities totaled $4,138,369 and the gross unrealized depreciation for all securities totaled ($249,798) resulting in a net unrealized appreciation of $3,888,571 for tax purposes.

Distributions to Shareholders - Distributions from net investment income, if any, are declared and paid annually.  Distributions of the Fund’s net realized capital gains, if any, are declared at least annually.  Distributions are recorded on the Ex-dividend date.

Upright Growth Fund

NOTES TO FINANCIAL STATEMENTS

(CONTINUED)

MARCH 31, 2016

The fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP.  These reclassifications are due to differing treatment for items such as deferral of wash sales and net operating losses.

d)

Other - Investment and shareholder transactions are recorded on the trade date.  Gains and losses on securities transactions are determined on the basis of identified cost.  Dividend income   is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

e)

Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of         the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.   The Fund did not enter any repurchase agreements during 2016 or 2015.

f)

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

g)

Securities Sold Short - The Fund may make short sales. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination.  The Fund records a realized gain or loss when the short position is closed out.  The fund did not have any open short positions at March 31, 2016.

h)

Securities Purchased on Margin – The Fund may purchase securities on margin in which case the Fund does not fully pay for securities purchased and borrows amounts to settle the purchase.  No securities were purchased on margin during the year ended on March 31, 2016. During this period, the fund paid no margin interest.

3. INVESTMENT TRANSACTIONS

The aggregate amounts of security transactions during the year ended March 31, 2016 (excluding repurchase agreements and short-term securities), were as follows:

Other than

U.S. Govt.     U.S. Govt.

Securities       Securities

Purchases

              $330,051

Proceeds from sales           $1,455,174

As of March 31, 2016 the gross unrealized appreciation for all securities totaled $4,138,369 and the gross unrealized depreciation for all securities totaled ($249,798) for a net unrealized appreciation of $3,888,571 for tax purposes.  The aggregate cost of securities including cash and money funds on March 31, 2016 was $5,969,436.

4. INVESTMENT ADVISORY AND OTHER               AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Upright Financial Corporation (“Adviser”).  Pursuant to its Investment Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated at an annual rate of 1.00% of its daily net assets.  The Fund has accrued $12,465 of adviser fees through March 31, 2016. During the period ended March 31, 2016 the fund incurred $66,832 in advisory fees.

Upright Financial Corporation is the Fund’s administrator (the“Administrator”). As compensation for services rendered to the Fund, the Administrator is entitled to receive a fee. The Fund shall pay to the Administrator at the end of each calendar month a fee at the annual rate of 0.95% of the Fund’s daily net assets for the first $10 million of daily net assets,

Upright Growth Fund

0.85% of the Fund’s daily net assets for daily net assets between $10 million to $20 million, and 0.65%

NOTES TO FINANCIAL STATEMENTS

(CONTINUED)

MARCH 31, 2016

of the Fund’s daily net assets for average daily net assets over $20 million.

The Fund has accrued $3,738 of administrative fees through March 31, 2016. During the period ended March 31, 2016, the Fund incurred $20,048 in administrative fees.

The investment advisor has paid the trustee fee personally. Accordingly, the trust fee payable is due to him.

Mutual Shareholder Services serves as transfer agent and US Bank serves as custodian.

David Y.S. Chiueh is an officer of Upright Financial Corporation, the Fund Adviser.  He is also an officer and trustee of the Fund

5. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

For the period ended March 31, 2016
Shares sold	70,651	$872,662
Shares reinvested	37,598	454,934
Shares redeemed	(19,919)	(241,052)
Net capital share	--------------	--------------
Transactions	88,330	$(1,086,544)
For the year ended September 30, 2015
Shares sold	104,385	$2,261,983
Shares reinvested	76,864	924,679
Shares redeemed	(341,151)	(4,571,627)
Net capital share	----------	-------------
Transactions	(159,902)	$(1,384,965)

Upright Growth Fund

Financial Highlights
Selected data for a share outstanding throughout each year.

	Six Months Ended March 31	Years ended, September 30
	2016	2015	2014	2013	2012
PER SHARE DATA
Net asset value, beginning of year	12.18	$14.41	$10.67	$ 8.96	$ 6.76

Investment operations:
Net investment loss	(0.49)	(0.02)	(0.07)	(0.02)	(0.08)
Net realized and unrealized gain (loss) on investments	2.28	(0.96)	3.80	1.73	2.28

Total from investment operations	1.79	(0.98)	3.74	1.71	2.20

Less distributions from net investment income	(0.65)	(1.26)	-	-	-

Net asset value, end of year	13.32	$12.18	$14.41	$10.67	$8.96

TOTAL RETURN	14.69%	(6.78)%	35.01%	19.08%	32.54%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	10,221	8,724	12,629	8,863	7,132

Ratio of net expenses to average net assets	2.14%	2.34%	2.16%	2.17%	2.22%
Ratio of net investment income (loss) to average net assets	(0.56)	(0.21%)	(0.52%)	(0.23%)	(0.95%)
Portfolio turnover rate	2.93%	20.36%	46.71%	4.71%	13.05%

Note: The Fund uses the average share method to calculate selected data per share, and average net assets to calculate the supplemental ratios throughout each year.

Upright Growth Fund

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330

FUND EXPENSES

A shareholder of each Fund incurs two types of costs: (1) transaction costs, such as sales charge if applied, and (2) ongoing costs, including investment advisory fees and other fund expenses. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2015 through March 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expense. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000, then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Upright Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2015	March 31, 2016	October 1, 2015 to March 31, 2016

Actual	$1,000.00	$1,100.83	$11.24
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,014.30	$10.78

* Expenses are equal to each Fund's annualized expense ratio of 2.14%, multiplied by the average account value over the period, Multiplied by 183/366Finantial (to reflect the one-half year period).

Upright Growth Fund

UPRIGHT GROWTH FUND

 Security Holdings By Industry Sector

March 31, 2016

The following chart gives a visual breakdown of the Fund by the industry sectors. The underlying securities represent a percentage of the portfolio investments.

The pie chart calculation is based on Total Investments of $10,257,727

Approval of the Advisory Contract

Approval of Investment Advisory Contract.  At a meeting held on June 19, 2015, the Board of Trustees, including the Independent Trustee, unanimously renewed the Investment Advisory Agreement between the Fund and the Adviser.  To assist the Board in their evaluation of the Investment Advisory Agreement, the Board was supplied with supporting information from the Adviser in advance of the meeting.  The following describes the material factors and conclusions that formed the basis for the Board's approval of the New Investment Management Agreement.

Upright Growth Fund

Fund and Adviser Performance. The Board reviewed the performance returns of the Fund as compared with various benchmarks for different time periods.  Specifically, they were presented with average annual total returns of the Fund for various time periods, as compared to the returns of a peer group of funds and the S&P 500 Index.  The Trustees noted that the Fund's performance compared favorably to the peer group, and its relevant benchmark on a consistent basis.  The Board also took into consideration that the Fund tended to outperform its peers in both up and down markets.  Finally, the Board noted the Fund's low portfolio turnover rate and its high tax efficiency ranking.  The Board concluded that the Fund's performance history makes a compelling case that the Adviser had consistently and successfully managed the Fund in accordance with its stated objectives.

Nature, Quality, and Extent of Services Provided.  When discussing the nature, quality and extent of services that the Adviser provides the Fund, it was noted that, in addition to managing the Fund's portfolio, essentially all of the business of operating the Fund is conducted by the Adviser.  The Board also analyzed the Adviser's experience and the capabilities of the portfolio manager.  The Board noted that the level of shareholder redemptions historically has been extremely low, which they concluded is a reflection of the quality of the services provided by the Adviser.  Taking into account the personnel involved in servicing the Fund, as well as an impressive shareholder redemption ratio, the Board concluded that the services provided to the Fund by the Adviser were superior.

Comparison with Other Contracts and Other Clients.  The Board discussed at length the advisory fee of 1.5% of daily net assets and approved the change of the rate.

The Board noted that while that the Adviser received an Administrative Fee of 0.45% of daily net assets, the fee was well below the level necessary to cover expenses.  Starting from 10/01/2014, the rate was changed as follows. The Fund shall pay the Administrator at the end of each calendar month a fee at the annual rate of 0.45% of the Fund’s average daily net assets for the first $10 million of average daily net assets, 0.40% of the Fund’s average daily net assets for average daily net assets between $10 million to $20 million, and 0.35% of the Fund’s average daily net assets for average daily net assets over $20 million.

Cost of Services and Profits to be realized by the Adviser.  In considering the profits realized by the Adviser, the Board found that while the Adviser was realizing a reasonable profit from its advisory services to the Fund, it was incurring losses on the administrative services it provided to the Fund.  Consequently, the Board concluded that the Adviser was merely breaking even on its overall relationship with the Fund.

Economies of Scale.  The Trustees received and considered information regarding whether the Adviser had realized economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.  The Board noted that the Fund's total expense ratio has generally declined as net assets have increased.  The Board also noted that the Adviser's profitability has remained low.  Noting that Fund shareholders have benefited from economies of scale as the Fund's net assets have grown due to the efforts of the administrator and the Adviser, the Board concluded that the Fund's fee structure is reasonable and that economies of scale have been realized by shareholders despite the absence of asset-level breakpoints.

Other Benefits. The Board considered other benefits to the Adviser as a result of its relationship to the Fund.  Aside from the management fee, the Board considered the Adviser's receipt of an administrative fee.  After reviewing the administrative services provided by the Adviser, the Board considered this benefit to be reasonable.  The Adviser does not receive soft dollar credits, nor does it execute portfolio transactions through affiliated brokers.

The Board did not identify any single factor discussed previously as all-important or controlling in their determination to renew the Investment Advisory Agreement. The Board, including the Independent Trustee, unanimously concluded that the terms of the Investment Advisory Agreement are fair and reasonable and that the Adviser's fees are reasonable in light of the services provided to the Fund and the benefits received by the Advisor.

Upright Growth Fund

Mr. David Chiueh owns 100% of the stock of the Advisory, Upright Financial Corporation.

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  A majority of Upright‘s board members are independent, meaning that they have no affiliation with Upright or the funds they oversee.

The Fund is not part of a “fund complex”.  The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Year of Birth	Position(s) Held With the Trust	Principal Occupations During Past 5 Years	Other Directorships Held by Trustee
David Y.S. Chiueh[1] 349 Ridgedale Ave, East Hanover NJ 07936 Year of Birth: 1957	Trustee since 1998; Chairman of the Board and Chief Executive Officer since 1998	President of the Investment Adviser since 1990; He held the license of Certified Financial Planner since 1991.	None

1 David Y.S Chiueh is “interested persons” of the Trust because he is officer of the Trust.  In addition, he may be deemed to be “interested persons” of the Trust because he is officer of the Fund’s adviser.

The following table provides information regarding each Trustee who is a “Non-interested person” of the Trust, as defined in the Investment Company Act of 1940.

Independent Trustee

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Carol Jou 349 Ridgedale Ave, East Hanover NJ 07936 Year of Birth: 1964 Alice Chen 349 Ridgedale Ave, East Hanover NJ 07936 Year of Birth: 1962	Trustee and Chief Compliance Officer Trustee and Financial Officer	Since December 2005/ Indefinite Since November 2009/ Indefinite

Manager, Novartis Pharmaceutical Corporation

(2005 to present)

IT application systems Engineer, Schering-Plough Pharmaceutical Corporation, Kenilworth (2001 to 2005)

Controller, Great China Chartering & Agency Corp. at New Jersey & Shanghai, China

Senior

Administrator,

J&M

Manufacturing

Corp, New Jersey

				1 1	N/A Alice N Chen Bing B Chen JTWROS

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request by calling the Fund at 973-533-1818.

Investment Adviser & Administrator

Upright Financial Corporation

349 Ridgedale Ave.

East Hanover, NJ 07936

Custodian

US Bank

1555 N. River Center Drive

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Cowan,Gunteski &Co., P.A

730 Hope Road

Tinton Falls, New Jersey 07724

Transfer Agent

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Upright Growth Fund

Trustees

David Y.S. Chiueh

Alice Chen

Carol Jou

Upright Growth Fund

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By : /s/ David Y.S Chiueh

David Y.S Chiueh

Trustee

Date: June 8, 2016

By : /s/ David Y.S Chiueh

David Y.S Chiueh

Chief Financial Officer

Date: June 8, 2016

Item 2. Code of Ethics.

(a)   As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)   For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)   Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)   Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)   Compliance with applicable governmental laws, rules, and regulations;

(4)   The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c)   Amendments

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

Upright Growth Fund

The Board of Directors has created a permanent audit committee, on 10/10/03, the current head is Ms. Alice Chen, who is qualified as financial expert under current SEC regulations.   She has more than 20 years of experience in the field.  Each member of the audit committee is “independent”, as that term is defined under applicable law.  The audit committee meets at least annually with the independent accountants (CPA) and executive officers of the Company.  The audit committee reviews, among other matters, the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, and the responsibilities and fees of the independent accountants.  The recommendations of the audit committee are reported to the full Board.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

FY 2015

$10,000

FY 2014

$10,000

(b) Audit-Related Fees

FY 2012

$ 0

FY 2011

$ 0

Nature of the fees:

N/A

(c) Tax Fees

FY 2012

$ 0

FY 2011

$ 0

Nature of the fees:

N/A

(d)  All Other Fees

FY 2012

$ 0

FY 2011

$ 0

Nature of the fees:

N/A

(e)

(1) Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Percentages of Services Approved by the Audit Committee

Upright Growth Fund

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

100%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)  The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

FY 2012

$ 0

FY 2011

$ 0

(h)  The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)   Based on an evaluation of the registrant’s disclosure controls and procedures as of September 30, 2013, the disclosure controls and procedures are reasonably designed to ensure that the information

Upright Growth Fund

required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)   There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) EX-99.CODE ETH.  Filed herewith.

(a)(2) EX-99.CERT.  Filed herewith.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)  EX-99.906CERT.  Filed herewith.

Upright Growth Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Upright Investments Trust

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date: June 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date: June 8, 2016

By : /s/ David Y.S Chiueh

David Y.S. Chiueh

Chief Financial Officer

Date: June 8, 2016

* Print the name and title of each signing officer under his or her signature.